CERTIFICATION PURSUANT TO
TITLE 18, UNITED STATES CODE, SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report of Diamond Hill Investment Group, Inc. (the “Company”) on Form 10-Q for the quarterly period ended June 30, 2019 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Christopher M. Bingaman, Chief Executive Officer of the Company, and Thomas E. Line, Chief Financial Officer of the Company, certify, pursuant to Title 18, United States Code, Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Christopher M. Bingaman
Print Name: Christopher M. Bingaman
Title: Chief Executive Officer
Date: July 31, 2019

/s/ Thomas E. Line
Print Name: Thomas E. Line
Title: Chief Financial Officer
Date: July 31, 2019